UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2026

Xenon Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 Gilmore Way
Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, upon the recommendation of the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (the “Company"), the shareholders of the Company, at the Company's annual meeting of shareholders held on June 2, 2026 (the “Annual Meeting”), approved the Xenon Pharmaceuticals Inc. 2026 Equity Incentive Plan (the “2026 Plan”), to replace the Amended and Restated Xenon Pharmaceuticals Inc. 2014 Equity Incentive Plan. A summary of the principal features of the Plan is set forth under Item 5 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission and the securities commissions in British Columbia, Alberta and Ontario on or after April 22, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing is a summary of the material terms of the 2026 Equity Incentive Plan and is qualified in its entirety by reference to the full text of the 2026 Equity Incentive Plan filed as an exhibit to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, 90,399,636.29 of the Company’s common shares, or approximately 93.54% of the total common shares entitled to vote, were present or represented by proxies and voted on the following proposals, each of which is described in more detail in the Proxy Statement:

Proposal One – Election of Directors. The following nominees were elected as directors to serve until the 2027 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	For	Against	Broker Non-Votes
Dawn Svoronos	82,475,281.53	4,517,221.65	3,407,133.11
Gillian Cannon	84,844,120.53	2,148,382.65	3,407,133.11
Steven Gannon	86,149,107.53	843,395.65	3,407,133.11
Elizabeth Garofalo	84,808,573.53	2,183,929.65	3,407,133.11
Justin Gover	86,290,281.53	702,221.65	3,407,133.11
Patrick Machado	86,603,916.53	388,586.65	3,407,133.11
Ian Mortimer	86,524,582.53	467,920.65	3,407,133.11
Gary Patou	86,114,511.53	877,991.65	3,407,133.11

Proposal Two – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”). The compensation of the Company’s named executive officers, on an advisory basis, was approved as follows:

For	Against	Abstain	Broker Non-Votes
82,156,320.53	4,769,025.65	67,157.00	3,407,133.11

Proposal Three – Advisory Vote on Frequency of Say-on-Pay. The frequency of advisory votes on the compensation of the Company’s named executive officers, on an advisory basis, was approved as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
86,918,084.18	2,360.00	43,281.00	28,778.00	3,407,133.11

Proposal Four – 2026 Equity Incentive Plan. The Company's 2026 Equity Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
58,579,810.00	27,570,443.18	842,250.00	3,407,133.11

Proposal Five – Appointment of Auditor. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the ensuing year was approved as follows:

For	Withheld	Broker Non-Votes
90,371,967.64	27,668.65	0.00

Proposal Six – Remuneration of Auditor. The authority of the audit committee of the Board to set the remuneration of the auditor for the ensuing year was approved as follows:

For	Against	Abstain	Broker Non-Votes
90,370,029.64	2,369.65	27,237.00	0.00

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
10.1	2026 Equity Incentive Plan and related form agreements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date:	June 3, 2026	By:	/s/ Thomas P. Kelly
Thomas P. Kelly Chief Financial Officer